SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report February 11, 2002
                        (Date of earliest event reported)


                           Commission File No. 1-11505

                         MIDAMERICAN ENERGY FINANCING I

             (Exact name of registrant as specified in its charter)

                          Iowa                       42-1465139
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)      Identification No.)

                     666 Grand Avenue, Des Moines, IA 50309
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (515) 242-4300

                                       N/A
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

The Registrant announced today that it has notified the holders of its 7.98% Quarterly Income Preferred Securities (QUIPS) that these securities will be redeemed on March 11, 2002 at 100% of the principal amount per security together with approximately $.39 in accrued interest. The Registrant issued $100 million of these QUIPS in December 1996.

Item 7.  Financial Statements and Exhibits.

         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MIDAMERICAN ENERGY COMPANY



                                                     By:  /s/ Paul J. Leighton
                                                        ----------------------
                                                              Paul J. Leighton
                                                              Secretary



Date:  February 11, 2002